UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2012

Nabi Biopharmaceuticals

(Exact name of registrant as specified in its charter)

Delaware	000-04829	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12270 Wilkins Avenue Rockville, Maryland		20852
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (301) 770-3099

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 19, 2012, Nabi Biopharmaceuticals, a Delaware corporation (“Nabi”), issued a press release announcing that, if the proposed business combination transaction between Nabi and Biota Holdings Limited (“Biota”) is completed, each ordinary share of Biota capital stock will be transferred to Nabi in exchange for 0.749778075 of a share of Nabi common stock, subject to the adjustment described in the press release if the proposed reverse stock split becomes effective.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full press release, dated October 19, 2012, which is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Important Additional Information

In connection with the business combination transaction between Biota and Nabi, Nabi has filed a definitive proxy statement, dated August 7, 2012, and a supplement dated September 25, 2012, with SEC in connection with a special meeting of stockholders of Nabi to be reconvened on October 22, 2012. STOCKHOLDERS AND INVESTORS ARE URGED TO READ NABI’S DEFINITIVE PROXY MATERIALS, THE SUPPLEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS FILED BY NABI WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Stockholders and investors may obtain a free copy of Nabi’s definitive proxy statement, the supplement and other materials filed by Nabi with the SEC at the SEC’s website at www.sec.gov, at Nabi’s website at www.nabi.com, or by contacting Morrow & Co., LLC, Nabi’s proxy solicitation agent, at (203) 658-9400 or toll-free at (800) 607-0088.

Forward-Looking Statements

Statements set forth above that are not strictly historical are forward-looking statements and include statements about the transaction with Biota and related matters, Nabi’s plans to distribute cash or other rights to its stockholders, expected timing and completion of the proposed transactions, products in development, results and analyses of clinical trials and studies, research and development expenses, cash expenditures, licensure applications and approvals, and alliances and partnerships, among other matters. You can identify these forward-looking statements because they involve our expectations, intentions, beliefs, plans, projections, anticipations, or other characterizations of future events or circumstances. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that may cause actual results to differ materially from those in the forward-looking statements as a result of any number of factors. These factors include, but are not limited to, risks that are more fully discussed (i) in Nabi’s definitive proxy statement for the Special Meeting filed with the SEC on August 7, 2012 under the captions “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statement,” (ii) in Nabi’s supplement to the definitive proxy statement for the Special Meeting filed with the SEC on September 25, 2012 under the captions “Update to Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements,” and (iii) elsewhere in the definitive proxy statement or the supplement. Nabi does not undertake to update any of these forward-looking statements or to announce the results of any revisions to these forward-looking statements except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following document is filed herewith as an exhibit to this report:

Exhibit Number	Description

99.1	Press Release of Nabi Biopharmaceuticals dated October 19, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nabi Biopharmaceuticals

Date: October 19, 2012	/s/ Raafat E.F. Fahim, Ph.D.
	Name:	Raafat E.F. Fahim, Ph.D.
	Title:	President and Chief Executive Officer (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Nabi Biopharmaceuticals dated October 19, 2012